Workshop on California Markets Houston Industries June 26, 1998

The California Independent Service Operator (ISO) has retained Perot Systems Corporation (PSC) as a member of the ISO Alliance to provide professional services to the ISO in the design, development, implementation and roll-out of the information technology applications supporting the ISO's business operations. The California Power Exchange (PX) has also retained PSC to provide consultancy services. PSC's offering of services addressing the restructuring of California's power markets and development of supporting infrastructure and services, are based on our understanding of the ISO and PX business protocols in the public domain rather than the use or knowledge of any proprietary client systems. We are fortunate to count amongst the members of our team, subject matter experts in such issues as congestion theory and in other equally critical aspects of the business rules governing these markets. It is through these Associates' comprehension of the business rules and their applications to the market that our strategic service offerings are shaped. Basis of PSC's Service Offerings

Topics Overview of CA Markets Inter-zonal Congestion Management Negative Zonal Prices Default Usage Charge Proxies for Inter-SC Trade Adjustment Bids Firm Transmission Rights (FTRs) Intra-zonal Congestion Management Ancillary Services & Regulation

California Market Structure California energy "market" is complex A progression of forward and spot markets Day-ahead (consisting of 24 separate hours) Hour-ahead Real-time Separate markets for different commodities Multiple forward energy markets (PX and SCs) Forward transmission market (ISO) Inter-zonal Intra-zonal (late 1998) Multiple ancillary services markets (ISO or self-provision) Single real-time imbalance energy market (ISO).

California Market Structure Each individual market is based on a simple supply/demand economic model Operate at intersection of supply and demand curves Price Quantity Demand Curve Supply Curve P* Q* The separate markets interact in complex ways

Topics Overview of CA Markets Inter-zonal Congestion Management Negative Zonal Prices Default Usage Charge Proxies for Inter-SC Trade Adjustment Bids Firm Transmission Rights (FTRs) Intra-zonal Congestion Management Ancillary Services & Regulation

Inter-Zonal Congestion Management Overview Adjustment Bids Marginal Costs and Usage Charges Payments and Charges Counterflows

Questions Addressed How congestion on external ties (or any inter- zonal path) affects PX pricing. Why the marginal cost calculation includes the decremental/incremental costs of one SC when calculating the zonal marginal costs of another SC. How the PX converts the ISO's usage charges to zonal prices. How an SC can adjust its schedules and end up being compensated by the usage charge.

Inter-Zonal CM Overview Schedule Coordinators: Each SC manages its own energy forward market. Any trades between SCs are arranged by the SCs. SC bids for transmission via adjustment bids on its resources: Cost of increasing output or reducing demand. The ISO: Allocates congested transmission to maximize its value. Charges users marginal cost of transmission capacity. Does not participate in energy forward markets by arranging trades between SCs.

Inter-Zonal CM Overview Results of inter-zonal CM: Schedules for each SC that alleviate congestion. Marginal energy costs for each SC. Marginal cost of serving an increment of load at a location. Marginal value of capacity on inter-zonal paths.

Inter-Zonal CM Overview Zonal marginal costs depend upon the SC. The SCs' energy forward markets are kept separate. The difference between marginal costs in two zones does not depend upon the SC. Congestion charges depend upon the difference between zonal marginal costs. Congestion price for moving energy from one zone to another is independent of SC. SCs are treated comparably for transmission pricing.

Inter-Zonal CM Overview PX runs an energy auction for an Hour: Two parties bid to sell energy Cost Curve for Seller 1's Portfolio: (0 MWh, $0/MWh), (0 MWh, $5/MWh), (50 MWh, $9/MWh), (50 MWh, $39/MWh), (1250 MWh, $41/MWh) Cost Curve for Seller 2's Portfolio: (0 MWh, $0/MWh), (0 MWh, $30/MWh), (50 MWh, $31/MWh) (50 MWh, $50/MWh), (700 MWh, $51/MWh) Two parties bid to buy energy Cost Curve for Buyer 1's Portfolio: (100 MWh, $0/MWh), (100 MWh, $1000/MWh) Cost Curve for Buyer 2's Portfolio: (600 MWh, $0/MWh), (600 MWh, $1000/MWh)

Inter-Zonal CM Overview 0 0 0 5 50 9 50 30 100 31 150 39 700 40 700 0 700 60 700 40 1350 41 1350 50 2000 51 Supply & Demand intersect at (700 MWh, $40/MWh): Seller 1 sells 650 MWh. Seller 2 sells 50 MWh. Buyer 1 buys 100 MWh. Buyer 2 buys 600 MWh. Buyers and sellers must schedule their resources: Seller 1 schedules generator G1 at 650 MWh. Seller 2 schedules generator G2 at 50 MWh. Buyer 1 schedules load D1 at 100 MWh. Buyer 2 schedules load D2 at 600 MWh.

Inter-Zonal CM Overview B G1 = 650 MWh G2 = 50 MWh D1 = 100 MWh D2 = 600 MWh G3 = 700 MWh D3 = 100 MWh D4 = 600 MWh PX Schedule Coordinator 2 700 MWh Flow Limit Actual Flow 1150 MWh Scheduled Flow: 550 MWh Scheduled Flow: 600 MWh - PX submits its Initial Preferred Schedule to the ISO. - SC2 also submits its Initial Preferred Schedule to the ISO. - The combined schedules violate the transmission constraint between Zone A and Zone B.

Inter-Zonal CM Overview SCs' initial schedules may be changed by CM. PX energy auction results are preliminary. ISO must allocate interzonal transmission capacity. Scheduling Coordinators bid for interzonal transmission capacity in the ISO's market. The ISO auctions interzonal transmission capacity to SCs. An SC may fail to acquire transmission capacity it needs to support its preferred schedule. A PX participant's schedule may be adjusted if other SCs outbid the PX for interzonal transmission. PX participant whose schedule is adjusted is NOT compensated.

Adjustment Bids Because of congestion, PX zonal prices may differ. PX sellers decide what they are willing to sell at different prices. For G1: Willing to sell 50 MWh at any price. At $40/MWh willing to sell up to 800 MWh. Incremental Price = $40/MWh 3 PX MCP = $40/MWh, Decremental Price = $40/MWh £ PX MCP. For G2: Willing to sell 50 MWh at any price. At $50/MWh willing to sell up to 700 MWh. Incremental Price = $50/MWh 3 PX MCP = $40/MWh, Decremental Price = -$8/MWh £ PX MCP.

Adjustment Bids PX buyers decide what they are willing to buy at different prices. For D1: Willing to buy 100 MWh at any price. For D2: Willing to buy 600 MWh at any price. These bids determine the value of interzonal transmission to the PX and its participants.

Adjustment Bids SC2 also submits adjustment bids. These bids could indicate the cost to SC2 if the ISO adjusts the schedules of its resources to alleviate congestion. For G3: Cost is $60/MWh from 50 MWh to 800 MWh. Does not want to be scheduled below 50 MWh. For D3: Willing to buy 100 MWh at any price. For D4: Willing to buy up to 600 MWh at $90/MWh.

Adjustment Bids B 50 £ G1 £ 800 @ $40/MWh 50 £ G2 £ 700 @ $50/MWh D1 = 100 MWh D2 = 600 MWh 50 £ G3 £ 800 @ $60/MWh D3 = 100 MWh 0 £ D4 £ 600 @ $90/MWh PX Schedule Coordinator 2 700 MWh Flow Limit - PX can serve D2 using either G1 or G2 . Difference in cost is $10/MWh. This is the value of transmission to PX. - SC2 can serve D4 using G3 or curtail D4 . Difference in cost is $30/MWh. This is the value of transmission to SC2.

Adjustment Bids


PX
G_1 = 200 MWh @ $40/MWh
D_1 = 100 MWh
Scheduled Flow: 100 MWh
G_2 = 500 MWh @ $50/MWh
D_2 = 600 MWh
Actual Flow 700 MWh
A
B
700 MWh Flow Limit
G_3 = 700 MWh @ $60/MWh
D_3 = 100 MWh
Scheduled Flow: 600 MWh
D_4 = 600 MWh @ $90/MWh
Schedule Coordinator 2

ISO allocates transmission to SC who can use it to best advantage:

Value to PX is $10/MWh. Cost of reducing G_1 and increasing G_2 to serve D_2.

Value to SC2 is $30/MWh. Cost of reducing G_3 and curtailing D_4.

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Marginal Costs and Usage Charges Marginal costs for PX: If D1 increases by 1 MWh: PX would increase G1 by 1 MWh. Cost of energy from G1 is $40/MWh. PX's marginal cost in Zone A is $40/MWh. If D2 increases 1 MWh: PX would increase G2 by 1 MWh. Cost of energy from G2 is $50/MWh. PX's marginal cost in Zone B is $50/MWh. PX's Usage Charge for transmission is $10/MWh.

Marginal Costs and Usage Charges Marginal costs for SC2: If D3 increases by 1 MWh: SC2 would increase G3 by 1 MWh. Cost of energy from G3 is $60/MWh. SC2's marginal cost in Zone A is $60/MWh. If D4 increases by 1 MWh: ISO would take 1 MW of transmission from PX and allocate it to SC2. SC2 pays the value of the 1 MW of transmission to the marginal user. In this case the PX is the marginal user. PX would decrease G1 by 1 MWh (Savings $40/MWh). PX would increase G2 by 1 MWh (Cost $50/MWh). SC2 would increase G3 by 1 MWh (Cost $60/MWh). SC2's marginal cost in Zone B is $70/MWh = $60/MWh+$10/MWh. SC2's Usage Charge for transmission is $10/MWh.

Payments and Charges PX Zonal MCP in Zone A is $40/MWh: PX payment to G1 = 200 MWh ^ $40/MWh = $8,000. PX charge to D1 = 100 MWh ^ $40/MWh = $4,000. PX Zonal MCP in Zone B is $50/MWh: PX payment to G2 = 500 MWh ^ $50/MWh = $25,000. PX charge to D2 = 600 MWh ^ $50/MWh = $30,000. ISO Congestion Cost is $10/MWh: PX payment to ISO = 100 MWh ^ $10/MWh = $1,000. Sum of PX's payments = $34,000. Sum of PX's charges = $34,000.

Adjustment Bids G1 competes with G2 to serve PX demand. G1 could submit an adjustment bid to increase its sales. Suppose G1 decides to submit the following bid. Willing to sell from 0 to 650 MWh at $0/MWh. Willing to sell from 650 MWh to 800 MWh at $40/MWh. Incremental Price = $40/MWh 3 PX MCP = $40/MWh, Decremental Price = $0/MWh £ PX MCP. This would allow G1 to serve more of D2. What would happen?

Adjustment Bids


PX
50 ≤ G1 ≤ 650
@ $0/MWh
650 ≤ G1 ≤ 800
@ $40/MWh
D1 = 100 MWh
50 ≤ G2 ≤ 700
@ $50/MWh
D2 = 600 MWh
A
B
700 MWh Flow Limit
50 ≤ G3 ≤ 800
@ $60/MWh
D3 = 100 MWh
0 ≤ D4 ≤ 600
@ $90/MWh
Schedule Coordinator 2

- If PX shifts output from G_1 to G_2 at the IPS, the difference in cost is $50/MWh.
  This is the value of 550 MW of transmission to PX.
  The PX values transmission capacity over 550 MW at $10/MW.
- SC2 can serve D_4 using G_3 or curtail D_4. The difference in cost is $30/MWh.

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Adjustment Bids



PX
G_1 = 650 MWh
D_1 = 100 MWh
Scheduled Flow: 550 MWh
G_2 = 50 MWh
D_2 = 600 MWh
Actual Flow 700 MWh
A
B
700 MWh Flow Limit
G_3 = 200 MWh
D_3 = 100 MWh
Scheduled Flow: 150 MWh
D_4 = 150 MWh
Schedule Coordinator 2

ISO allocates transmission to SC who can use it to best advantage:

- Value to PX is $50/MWh. Cost of reducing G_1 and increasing G_2 to serve D_2.
- Value to SC2 is $30/MWh. Cost of reducing G_3 and curtailing D_4.

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Marginal Costs and Usage Charges Marginal costs for PX: If D1 increases by 1 MWh: PX would increase G2 by 1 MWh. Cost of energy from G2's adjustment bid is $50/MWh. PX creates 1 MW of capacity from A to B by a counterflow. ISO sells the capacity to marginal user (SC2) and pays PX the value to marginal user. SC2 would increase G3 by 1 MWh (Cost $60/MWh). SC2 would increase D4 by 1 MWh (Savings $90/MWh). PX's marginal cost in Zone A is $20/MWh = ($50+ $60- $90)/MWh. If D2 increases 1 MWh: PX would increase G2 by 1 MWh (Cost $50/MWh). Cost of energy from G2's adjustment bid is $50/MWh. PX's marginal cost in Zone B is $50/MWh. PX's Usage Charge for transmission is $30/MWh.

Marginal Costs and Usage Charges Marginal costs for SC2: If D3 increases by 1 MWh: SC2 would increase G3 by 1 MWh. Cost of energy from G3 is $60/MWh. SC2's marginal cost in Zone A is $60/MWh. If D4 increases by 1 MWh: SC2 would increase curtailment of G4 by 1 MWh. Cost of curtailing additional demand of D4 is $90/MWh. SC2's marginal cost in Zone B is $90/MWh. SC2's Usage Charge for transmission is $30/MWh. Transmission Usage Charge is the same for PX and SC2.

Payments and Charges PX Zonal MCP in Zone A is $20/MWh: PX payment to G1 = 650 MWh ^ $20/MWh = $13,000. PX charge to D1 = 100 MWh ^ $20/MWh = $2,000. PX Zonal MCP in Zone B is $50/MWh: PX payment to G2 = 50 MWh ^ $50/MWh = $2,500. PX charge to D2 = 600 MWh ^ $50/MWh = $30,000. ISO Congestion Cost is $30/MWh: PX payment to ISO = 550 MWh ^ $30/MWh = $16,500. Sum of PX's payments = $32,000. Sum of PX's charges = $32,000.

Payments and Charges G1's action has several consequences: Lowers the PX MCP in Zone A from $40/MWh to $20/MWh. G1 is in Zone A so this lowers the price G1 receives for its energy. Risk that the PX MCP in Zone A may no longer cover G1's costs. Increases the congestion cost from $10/MWh to $30/MWh. Increases PX transmission use from 100 MW to 550 MW. Causes the PX congestion payment to the ISO to increase from $1,000 to $16,000. Net impact is to shift revenues from PX participants to the transmission owners.

PX Zonal Price Calculation PX sets zonal energy prices so that: Zonal energy price in a zone 3 most expensive energy dispatched by PX in the zone as measured by adj bids. Differences between zonal energy prices equals ISO's usage charge between the zones Zonal energy prices as low as possible subject to above. In revised example: Zone A: MCPX,A 3 $0/MWh Zone B: MCPX,B 3 $50/MWh MCPX,B - MCPX,A = $20/MWh Result: MCPX,A = $20/MWh and MCPX,B = $50/MWh.

Counterflows


PX
G1 = 850 MWh
D1 = 100 MWh
Scheduled Flow: 750 MWh
G2 = 0 MWh
D2 = 750 MWh
Actual Flow 850 MWh
A
B
700 MWh Flow Limit
G3 = 200 MWh
D3 = 100 MWh
Scheduled Flow: 100 MWh
G4 = 0 MWh
D4 = 100 MWh
Schedule Coordinator 2

- PX submits its Initial Preferred Schedule to the ISO.
- SC2 also submits its Initial Preferred Schedule to the ISO.
- The combined schedules violate the transmission constraint between Zone A and Zone B.

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Counterflows A B 50 £ G1 £ 900 @ $40/MWh 0 £ G2 £ 700 @ $70/MWh D1 = 100 MWh D2 = 750 MWh 0 £ G3 £ 250 @ $60/MWh D3 = 100 MWh D4 = 100 PX Schedule Coordinator 2 700 MWh Flow Limit - Difference in cost between G1 and G2 is $30/MWh. This is the value of transmission to PX. - Difference in cost between G3 and G4 is $10/MWh. This is the value of transmission to SC2. 0 £ G2 £ 120 @ $70/MWh

Counterflows


PX
G1 = 820 MWh @ $40/MWh
D1 = 100 MWh
Scheduled Flow: 720 MWh
G2 = 30 MWh @ $70/MWh
D2 = 750 MWh
Actual Flow 700 MWh
A
B
700 MWh Flow Limit
G3 = 80 MWh @ $60/MWh
D3 = 100 MWh
Scheduled Flow: 20 MWh
G4 = 120 MWh @ $70/MWh
D4 = 100 MWh
Schedule Coordinator 2

ISO allocates transmission to SC who can use it to best advantage:

Value to PX is $30/MWh. Value to SC2 is $10/MWh.

ISO schedules 20 MWh of counterflow for SC2 since it increases total value

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Counterflows Marginal costs for PX: If D1 increases by 1 MWh: PX would increase G1 by 1 MWh. Cost of energy from G1 is $40/MWh. PX's marginal cost in Zone A is $40/MWh. If D2 increases 1 MWh: PX would increase G2 by 1 MWh. Cost of energy from G2 is $70/MWh. PX's marginal cost in Zone B is $70/MWh. PX's Usage Charge for transmission is $30/MWh.

Counterflows Marginal costs for SC2: If D3 increases by 1 MWh: SC2 would increase G3 by 1 MWh. Cost of energy from G3 is $60/MWh. SC2's marginal cost in Zone A is $60/MWh. If D4 increases by 1 MWh: SC2 would increase G3 by 1 MWh (Cost $60/MWh). SC2's counterflow on path A(r)B is reduced by by 1 MW. Marginal transmission user (PX) reduces its use of path A(r)B by 1 MWh. This reduces its payment to SC2 (via the ISO) by the value of the counterflow capacity to the marginal user. PX would decrease G1 by 1 MWh (Savings $40/MWh). PX would increase G2 by 1 MWh (Cost $70/MWh). SC2's marginal cost in Zone B is $90/MWh = $60/MWh+$30/MWh. SC2's Usage Charge for transmission is $30/MWh.

Counterflows

- ISO Congestion Cost on A→B is $30/MWh:
  - PX flow on A→B is 720 MWh.
    - ISO charge to PX = 720 MWh × $30/MWh = $21,600.
  - SC2 flow on A→B is -20 MWh.
    - ISO charge to SC2 = -20 MWh × $30/MWh = $600.
    - This is a payment of $600 to SC2 for adjusting its schedule to produce a flow counter to the congestion on path A→B.
  - ISO payment to TO = 700 MWh × $30/MWh = $21,000.
- ISO's payments balance its charges for congestion on A→B.

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Topics Overview of CA Markets Inter-zonal Congestion Management Negative Zonal Prices Default Usage Charge Proxies for Inter-SC Trade Adjustment Bids Firm Transmission Rights (FTRs) Intra-zonal Congestion Management Ancillary Services & Regulation

Negative Zonal Prices Question addressed Why negative zonal prices are necessary.

Negative Zonal Prices A problem with the PX's original approach to setting zonal energy prices when there is congestion. Adverse interaction with the ISO's protocols for setting congestion usage charges. A small participant could control prices in CA and destabilize the PX market.

Negative Zonal Prices The PX systems would have produced non- negative zonal energy prices. If insufficient adjustment bids to alleviate congestion on a path, ISO would: Allocate transmission capacity to SCs pro rata. Set a default usage charge on the path. ISO and PX protocols could interact to destabilize the market.

Negative Zonal Prices A relatively small PX participant (Player) could purposely congest a small interzonal path. Consider Silverpeak intertie (30 MW capacity). Player could bid 250 MWh in PX auction at $0/MWh Assume that Player wins and PX UMCP = $25/MWh. Player would schedule 50 MWh at Silverpeak intertie using G1 and 200 MWh in California (SP15) using G2. Player would not give a decremental adjustment bid on the 50 MWh he schedules at Silverpeak. Player would also act as an SC to schedule 1 MWh across Silverpeak and give adjustment bids that would value transmission capacity at $250/MW.

Negative Zonal Prices


Power Exchange
G1 = 50 MWh
No Adjustment Bid
G2 = 200 MWh
200 ≤ G2 ≤ 220
@ $25/MWh
Other PX Generation
PX Demands
Actual Flow 51 MWh
Silverpeak
SP15
30 MWh Flow Limit
G3 = 1 MWh
0 ≤ G3 ≤ 1
@ $0/MWh
D = 1 MWh
0 ≤ GPX,B ≤ 1
@ $250/MWh
Player as an SC

- ISO shifts 20 MWh of Player's PX generation from Silverpeak and 1 MWh of Player's SC generation from Silverpeak.
- ISO sets default usage charge = $250/MWh on path.
- Assume that ISO uses Player's adjustment bid in SP15 to replace the 20 MWh to keep the PX in balance.

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Negative Zonal Prices

- PX requirements on zonal prices:
  - $ZMCP_{SILVERPEAK,PX} \geq \$0/MWh$.
  - $ZMCP_{SP15,PX} \geq$ Most expensive energy purchased in zone (assume that this is \$25/MWh).
  - Difference in PX zonal prices equals ISO usage charge.
    - $ZMCP_{SP15,PX} - ZMCP_{SILVERPEAK,PX} = \$250/MWh$.
- Result
  - $ZMCP_{SILVERPEAK,PX} = \$0/MWh$
  - $ZMCP_{SP15,PX} = \$250/MWh$!
- Player was able to increase the price it receives for the 200 MWh it scheduled in SP15 by \$220/MWh.

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Negative Zonal Prices PX removed requirement for non-negative prices If a participant does not give a decremental adjustment bid, he is saying that he will sell the energy at any price. This price can be negative -- i.e., he will pay the PX to take the energy. When the ISO runs out of adjustment bids, the ISO sets the default usage charges based on the adjustment bids that it had received and used.

Topics Overview of CA Markets Inter-zonal Congestion Management Negative Zonal Prices Default Usage Charge Proxies for Inter-SC Trade Adjustment Bids Firm Transmission Rights (FTRs) Intra-zonal Congestion Management Ancillary Services & Regulation

Default Usage Charges Questions addressed: Review of approaches to calculating DUCs. Problems with the approaches Review of the sensitivity analysis based approach that the ISO is implementing.

Default Usage Charge Paths AaB and CaB are congested. All generators give adjustment bids. ISO must dec generation in Zones A and C. ISO must inc generation in Zone B. B C IPS: GAPX = 120 Adj Bid: 0 £ GAPX £ 200 @ $95/MWh IPS: GBPX = 160 Adj Bid: 0 £ GBPX £ 200 @ $140/MWh IPS: GCPX = 100 Adj Bid: 0 £ GCPX £ 100 @ $110/MWh DAPX =10 DBPX =360 DCPX = 10 IPS: GBSC = 170 Adj Bid: 0 £ GBSC £ 200 @ $80/MWh IPS: GCSC = 100 Adj Bid: 0 £ GCSC £ 200 @ $25/MW DBSC = 259 DCSC = 10 PX SC 100 MWh Limit 100 MWh Limit DASC = 1 A

Default Usage Charge Insufficient Adjustment Bids to alleviate congestion. ISO extends adjustment bid on generation in Zone B to the physical max of the generators (assumed 250 MW). ISO prices extension at P = $600/MWh. B C 0 £ GAPX £ 200 @ $95/MWh 0 £ GBPX £ 200 @ $140/MWh 200 £ GBPX £ 250 @ $P/MWh 0 £ GCPX £ 100 @ $110/MWh DAPX =10 DBPX =360 DCPX = 10 0 £ GBSC £ 200 @ $80/MWh 200 £ GBSC £ 250 @ $P/MWh 0 £ GCSC £ 200 @ $25/MW DBSC =259 DCSC = 10 PX SC 100 MWh Limit 100 MWh Limit DASC = 1 A

Default Usage Charge



PX
FS: G_A^{PX} = 111
$0 \le G_A^{PX} \le 200$
@ $95/MWh
D_A^{PX} =10
FS: G_B^{PX} = 219
$0 \le G_B^{PX} \le 200$
@ $140/MWh
$200 \le G_B^{PX} \le 250$
@ $P/MWh
D_B^{PX} =360
FS: G_C^{PX} = 50
$0 \le G_C^{PX} \le 100$
@ $110/MWh
D_C^{PX} =10
A
B
C
100 MWh Limit
100 MWh Limit
D_A^{SC} = 1
FS: G_B^{SC} = 200
$0 \le G_B^{SC} \le 200$
@ $80/MWh
$200 \le G_B^{SC} \le 250$
@ $P/MWh
D_B^{SC} =259
FS: G_C^{SC} = 70
$0 \le G_C^{SC} \le 200$
@ $25/MW
D_C^{SC} =10
SC

- Marginal Costs for PX:
  - Inc D_A^{PX} by 1, inc G_A^{PX} by 1, so MC_A^{PX} = $95/MWh
  - Inc D_B^{PX} by 1, inc G_B^{PX} by 1, so MC_B^{PX} = $P/MWh
  - Inc D_C^{PX} by 1, inc G_C^{PX} by 1, so MC_C^{PX} = $110/MWh

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Default Usage Charge Usage Charges Based on Penalty Prices UCAaB = MCBPX - MCAPX = $(P-95)/MWh UCCaB = MCBPX - MCCPX = $(P-110)/MWh . Marginal Costs for SC: Inc DASC by 1, inc GCPX by 1, use more capacity on Path CaB and create counterflow on Path AaB MCASC = ${25+(P-110 )-(P-95)}/MWh = $10/MWh Inc DBSC by 1, inc GCPX by 1, use more capacity on CaB MCBSC = ${25+(P-110)}/MWh = $(P-85)/MWh Inc DCSC by 1, inc GCSC by 1, so MCCSC = $25/MWh

Default Usage Charge When P = $600/MWh, this leads to the following usage charges: UCAaB = MCBPX - MCAPX = $505/MWh UCCaB = MCBPX - MCCPX = $490/MWh . These usage charges are much higher than the last bids that participants submitted to use the paths prior to the ISO running out of adj bids. ISO sought to limit the size of the usage charge when adjustment bids are insufficient.

Default Usage Charge

- Use ex post price from yesterday's real time market.
  - If ex post price is small, parties may withhold adj bids.
- Set DUC to a fixed high value.
  - May lead to improper zonal marginal costs.
  - Use a DUC of $250/MWh in example:
    - $MC_A^{PX} \geq \$95/MWh$
    - $MC_B^{PX} \geq \$140/MWh$
    - $MC_C^{PX} \geq \$110/MWh$
    - $UC_{A \rightarrow B} = MC_B^{PX} - MC_A^{PX} = \$250/MWh$
    - $UC_{C \rightarrow B} = MC_B^{PX} - MC_C^{PX} = \$250/MWh$
  - $MC_A^{PX} = \$110/MWh$, $MC_B^{PX} = \$360/MWh$, $MC_C^{PX} = \$110/MWh$.
    - Zonal price in Zone A is not the PX's marginal energy cost.

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Default Usage Charge If ISO runs out of adj. bids, it will schedule resources outside the ranges given in their adj. bids. In this case, ISO uses penalty prices to allocate transmission and produce schedules. What is the lowest penalty price that the ISO could use when pulling a resource outside its adj. bid range without altering the Final Schedules? With constraint that DUC must be 3 $30/MWh.

Default Usage Charge Lowest possible penalty price is $165/MWh. Use penalty in valuing paths. PX has highest value for use of Path AaB Highest PX inc in B = $165/MWh (Penalty Price) Lowest PX dec in A = $95/MWh DUC on Path AaB = $70/MWh PX has highest value for use of Path CaB Highest PX inc in B = $165/MWh (Penalty Price) Lowest PX dec in C = $110/MWh DUC on Path CaB = $55/MWh

Default Usage Charge Zone A Zone B Zone C PX SC ZMCPAPX = $95/MWh ZMCPBPX = $165/MWh ZMCPCPX = $110/MWh GAPX GBPX GCPX DAPX DBPX DCPX GBSC GCSC DBSC DCSC Using the DUCs calculated by PX: § ZMCPAPX and ZMCPCPX are equal to the true zonal marginal costs of energy. § ZMCPBPX is consistent with the DUCs and ZMPCs in other zones. § Zonal prices are lower. PX consumers do not overpay in any zone.

Topics Overview of CA Markets Inter-zonal Congestion Management Negative Zonal Prices Default Usage Charge Proxies for Inter-SC Trade Adjustment Bids Firm Transmission Rights (FTRs) Intra-zonal Congestion Management Ancillary Services & Regulation

Proxy for Inter-SC Trade Adjustment Bid Question Addressed How an SC can minimize its exposure to effects of high usage charges.

Proxy for Inter-SC Trade Adjustment Bid SC sells energy to PX in a zone. SC is to be paid PX's market price for the energy. SC is willing to sell (and PX is willing to buy) 100 MWh at PX's unconstrained market price of $25/MWh. Congestion Management can cause PX's market price in the zone to change. If zonal price falls, SC wants to decrease its sale to PX.

IPS = 100 $/MWh MWh UMCP = 25 30 20 10 60 $/MWh MWh UMCP = 25 IPS = 0 30 20 10 100 40 A decrease in SC's sale to PX is equivalent to a buy-back of energy by SC in PX's market. That is, a virtual load in PX's market. Model a change to SC's inter-SC sale as a virtual load in PX's market. The load has an IPS of 0 MWh and an adjustment bid that is flipped with respect to SC's supply curve for its inter-SC sale. SC's Supply Curve for its Inter-SC Sale to PX Adjustment Bid on SC's Buy-Back of its Inter-SC Sale Proxy for Inter-SC Trade Adjustment Bid

SC specifies a virtual load in PX's portfolio in the zone of the inter-SC trade. SC submits an IPS of zero for this virtual load. SC can offer to buy back its inter-SC sale to PX. Submit an adjustment bid to increase the virtual load if the price falls. Proxy for Inter-SC Trade Adjustment Bid

Proxy for Inter-SC Trade Adjustment Bid SC PX Inter-SC Trade of 100 MWh LoadA,SCIPS = 0 MWh Adjustment Bid 0 £ LoadA,SC £ 40 @ $20/MWh 40 £ LoadA,SC £ 100 @ $10/MWh Zone A

Proxy for Inter-SC Trade Adjustment Bid SC buys energy from PX in a zone. SC is to pay PX's market price for the energy. SC is willing to buy (and PX is willing to sell) 100 MWh at PX's unconstrained market price of $15/MWh. Congestion Management can cause PX's market price in the zone to change. If zonal price rises, SC wants to decrease its purchase from PX.

Proxy for Inter-SC Trade Adjustment Bid MWh UMCP = 15 IPS = 0 $/MWh 30 20 10 A decrease in SC's purchase from PX is equivalent to a sell-back of energy by SC in PX's market. That is, a virtual supply in PX's market. Model a change to SC's inter-SC purchase as a virtual supply in PX's market. The supply has an IPS of 0 MWh and an adjustment bid that is flipped with respect to SC's demand curve for its inter-SC purchase. IPS = 100 $/MWh MWh UMCP = 15 30 20 10 60 SC's Demand Curve for its Inter-SC Purchase from PX Adjustment Bid on SC's Sell-Back of its Inter-SC Purchase 100 40

Proxy for Inter-SC Trade Adjustment Bid SC specifies a virtual supply in PX's portfolio in the zone of the inter-SC trade. SC submits an IPS of zero for this virtual load. SC can offer to sell back its inter-SC purchase from PX. Submit an adjustment bid to increase the virtual supply if the price rises.

Proxy for Inter-SC Trade Adjustment Bid SC PX Inter-SC Trade of 100 MWh SupplyA,SCIPS = 0 MWh Adjustment Bid 0 £ SupplyA,SC £ 40 @ $20/MWh 40 £ SupplyA,SC £ 100 @ $20/MWh Zone A

Proxy for Inter-SC Trade Adjustment Bid Only one SC involved in an inter-SC trade may submit an adjustment bid for the inter-SC trade. Suppose that SC is involved in an inter-SC trade with the PX: If SC submits the adjustment bid, SC will have a virtual resource in PX's market to model the adjustment. The CM process adjusts the inter-SC trade by adjusting SC's virtual resource in the PX market. The prices in the PX's market will control how the CM process adjusts SC's virtual resource in PX's market.

Proxy for Inter-SC Trade Adjustment Bid Two zones, A and B and two SCs, PX and SC. PX auction: G1 bids to sell up to 110 MWh @ $20/MWh G2 bids to sell up to 100 MWh @ $35/MWh SC bids to sell up to 30 MWh @ $30/MWh (in Zone A) L1 bids to buy up to 100 MWh @ $700/MWh L2 bids to buy up to 100 MWh @ $700/MWh PX UMCP = $35/MWh and SC sells 30 MWh via inter-SC trade. SC wants to back out of trade if PX zonal price in zone A falls below $30/MWh as a result of CM.

Proxy for Inter-SC Trade Adjustment Bid SC PX 30 MWh Zone A SC PX Zone B G3IPS = 135 MWh Adj Bid: 0 £ G3 £ 136 @ $30/MWh L3IPS = 100 MWh Adj Bid: 0 £ L3 £ 100 @ $700/MWh G1IPS = 110 MWh Adj Bid: 0 £ G1 £ 110 @ $20/MWh L1IPS = 100 MWh Adj Bid: 0 £ L1 £ 100 @ $700/MWh G4IPS = 0 MWh Adj Bid: 0 £ G4 £ 100 @ $50/MWh L4IPS = 5 MWh Adj Bid: 0 £ L4 £ 5 @ $700/MWh G2IPS = 60 MWh Adj Bid: 0 £ G2 £ 100 @ $35/MWh L2IPS = 100 MWh Adj Bid: 0 £ L2 £ 100 @ $700/MWh -10 £ FlowAtoB £ 10 VLA,SC,IPS = 0 MWh Adj Bid: 0 £ VLA,SC £ 30 @ $30/MWh

Proxy for Inter-SC Trade Adjustment Bid SC PX 30 MWh Zone A PX Zonal Price = $20/MWh SC PX Zone B PX Zonal Price = $35/MWh G3FS = 135 MWh Adj Bid: 0 £ G3 £ 136 @ $30/MWh L3FS = 100 MWh Adj Bid: 0 £ L3 £ 100 @ $700/MWh G1FS = 105 MWh Adj Bid: 0 £ G1 £ 110 @ $20/MWh L1FS = 100 MWh Adj Bid: 0 £ L1 £ 100 @ $700/MWh G4FS = 0 MWh Adj Bid: 0 £ G4 £ 100 @ $50/MWh L4FS = 5 MWh Adj Bid: 0 £ L4 £ 5 @ $700/MWh G2FS = 95 MWh Adj Bid: 0 £ G2 £ 100 @ $35/MWh L2FS = 100 MWh Adj Bid: 0 £ L2 £ 100 @ $700/MWh FlowAtoB = 10 VLA,SC,FS = 30 MWh Adj Bid: 0 £ VLA,SC £ 30 @ $30/MWh

Proxy for Inter-SC Trade Adjustment Bid PX zonal price in A falls to $20/MWh. SC buys back the energy it sells to PX. PX pays SC 30MWh * $20/MWh = $600 for inter-SC trade. SC pays PX 30MWh * $20/MWh = $600 for virtual load. Increasing VLA,SC to buy back inter-SC trade reduces flow from A to B. This has the same impact on inter-zonal congestion as reducing the inter-SC trade and reducing G3. Real-time imbalances: VLA,SC is zero causing an imbalance of 30 MWh in load. SC reduces G3 by 30 MWh to account for the buy-back producing a 30 MWh imbalance in generation. SC's net imbalance is 0.

Proxy for Inter-SC Trade Adjustment Bid SC wishes to submit an adjustment bid on its inter-SC trade with PX in Zone A. SC should have resources in Zone A that it will use to account for any changes in the inter-SC trade. This prevents SC from scheduling and paying for inter- zonal transmission capacity that it will not use.

Proxy for Inter-SC Trade Adjustment Bid Unique resource IDs would be assigned to model loads for adjustments to inter-SC trades. E.g. for each SC the PX would define virtual loads (or supplies) in each zone that would be used to model adjustment bids on trades with the SC in the zone. Meter data for the loads would automatically defined as 0 MWh. The ISO would not schedule nor charge A/S for the virtual loads since they are not needed. This would not increase the stress on the ISO's A/S markets. Since the virtual load actually does not occur, it may be appropriate not to charge other ISO fees (e.g. grid management fee) to the virtual load.

Topics Overview of CA Markets Inter-zonal Congestion Management Negative Zonal Prices Default Usage Charge Proxies for Inter-SC Trade Adjustment Bids Firm Transmission Rights (FTRs) Intra-zonal Congestion Management Ancillary Services & Regulation

FTRs Question addressed What the proposed changes to the tariff includes.

FTRs Tariff is still in development. Proposal ISO will determine rating on path Undecided whether non-simultaneous or simultaneous. Deduct capacity under non-converted rights or existing contract Auction FTRs on 1/3 of the capacity for 1 year. FTR is a directional right. FTR gives holder right to collect congestion revenues on path. In Day-Ahead or Hour-Ahead Market FTR gives priority when insufficient adjustment bids to alleviate congestion in Day-Ahead only.

FTRs A B G1 = 200 MWh @ $40/MWh G2 = 500 MWh @ $50/MWh D1 = 100 MWh D2 = 600 MWh G3 = 700 MWh @ $60/MWh D3 = 100 MWh D4 = 600 MWh @ $90/MWh PX Schedule Coordinator 2 700 MWh Flow Limit Actual Flow 700 MWh Scheduled Flow: 100 MWh Scheduled Flow: 600 MWh FTRs sold on 1/3 of 700 MW capacity from A to B. Marginal value for transmission is $10/MWh.

FTRs FTR holders are paid $10/MW for their 233.333 MW of capacity on Path AaB. Total payment $2333.33 Transmission owners are paid $10/MW for their 466.667 MW of capacity on Path AaB. Total payment $4666.67

FTRs ISO (or TO) may reduce estimate of available capacity on path after Day-Ahead but before Hour- Ahead. SCs that scheduled the use of line in day-ahead will be paid the hour-ahead usage charge to reduce their schedules. TOs and FTR holders are charged by the ISO to cover the payments.

FTRs Capacity on path reduced to 101 MW in Hour-Ahead Market. (From 700 MW in Day-Ahead) G2 has reduced the upper limit on its adjustment bid. B 50 £ G1 £ 800 @ $40/MWh 50 £ G2 £ 500 @ $50/MWh D1 = 100 MWh D2 = 600 MWh 50 £ G3 £ 800 @ $60/MWh D3 = 100 MWh 0 £ D4 £ 600 @ $90/MWh PX Schedule Coordinator 2 101 MWh Flow Limit

FTRs A B G1 = 200 MWh @ $40/MWh G2 = 500 MWh @ $50/MWh D1 = 100 MWh D2 = 600 MWh G3 = 450 MWh @ $60/MWh D3 = 100 MWh D4 = 1 MWh @ $90/MWh PX Schedule Coordinator 2 101 MWh Flow Limit Actual Flow 101 MWh Scheduled Flow: 100 MWh Scheduled Flow: 1 MWh Marginal value for transmission is $30/MWh.

FTRs SC2 is paid for the 599 MW of capacity it sells back in the hour-ahead market. SC2 is paid $17,970.00 TOs may be first in line to be allocated the costs. TO owners buy back 466.667 MW sold in Day-Ahead Total payment $14,000.01 Loss of $9333.34. FTRs may be next in line to be allocated the costs. FTR owners buy back 132.333 MW sold in Day-Ahead Total payment $3969.99 Loss of $1636.66.

Topics Overview of CA Markets Inter-zonal Congestion Management Negative Zonal Prices Default Usage Charge Proxies for Inter-SC Trade Adjustment Bids Firm Transmission Rights (FTRs) Intra-zonal Congestion Management Ancillary Services & Regulation

Intra-Zonal Congestion Management Questions addressed How Intra-zonal CM is accomplished. How one is compensated for adjusting schedules.

Intra-Zonal Congestion Management 1 3 2 P1SC1 = 0 @ $5/MWh Flow = 0 MWh Flow limit = 100 MWh Shadow Cost = $0/MWh Flow = 50 MWh Flow limit = 50 MW Shadow Cost = $4/MWh Flow = 100 MWh Flow limit = 100 MW Shadow Cost = $19/MWh MC1SC1 = $4/MWh MC1SC2 = $11/MWh MC2SC1 = $10/MWh MC2SC2 = $17/MWh MC3SC1 = $20/MWh MC3SC2 = $27/MWh P1SC2 = 100 @ $11/MWh 2i P2iSC1 = 30 @ $10/MWh P2iSC2 =20 @ $17/MWh MC2iSC1 = $10/MWh MC2iSC2 = $17/MWh P3SC1 = 50 @ $20/MWh P3SC2 = 0 @ $35/MWh 3i P3iSC1 = 0 @ $35/MWh P3iSC2 = 0 @ $30/MWh D3iSC1 = 80 D3iSC2 = 120 Zone 2 Zone 3 MC3iSC1 = $20/MWh MC3iSC2 = $27/MWh Schedules after Inter-Zonal CM

Intra-Zonal Congestion Management The ISO may buy energy from one SC and sell it to another in managing intra-zonal congestion: Intra-zonal congestion management charges are based on bid costs, not marginal costs. Intra-zonal constraints are localized. Many SCs may not have resources needed to manage localized congestion if SCs' energy markets are kept separate. Keep amount of ISO purchases and sales small.

Intra-Zonal Congestion Management In adjusting the scheduled resources in a zone, ISO balances two objectives: Keep the shift in the schedules needed to alleviate intra- zonal congestion small. Try to use the most cost-effective resources. To relieve intra-zonal congestion in a zone, use the resources (generation, load management) in that zone (if possible)

Intra-Zonal Congestion Management Payments and charges for SC for intra-zonal CM: An SC is paid for increased generation (or load reduction) at incremental price bid for the resource. An SC is charged for energy to replace reduced generation at the decremental price bid for the resource. Uplift for the zone: Difference between the ISO's payments to the SCs and its charges to the SCs for intra-zonal CM. Allocated to SCs based on: SC's load in zone, and SC's scheduled export from zone based on inter-zonal schedule.

Intra-Zonal Congestion Management 1 3 2 P1SC1 = 0 @ $5/MWh P1SC2 = 100 @ $11/MWh 2i P2iSC1 = 30 @ $10/MWh P2iSC2 =20 @ $17/MWh P3SC1 = 0 @ $20/MWh P3SC2 = 0 @ $35/MWh 3i P3iSC1 = 0 @ $35/MWh P3iSC2 = 50 @ $30/MWh D3iSC1 = 80 D3iSC2 = 120 Zone 2 Zone 3 Flow = 150 MWh Flow limit = 150 MW P3SC1 reduced from 50 to 0 P3iSC2 increased from 0 to 50

Intra-Zonal Congestion Management SC1 pays the ISO to replace its generation reduced in Zone 3 (Reduction in P3SC1)*(Decremental Cost of P3SC1) = (50-0)*20 = $1000 ISO pays the SC2 for generation over its inter- zonal schedule generation in Zone 3 (Increase in P3iSC2)*(Incremental Cost of P3iSC2) = (50-0)*30 = $1500 Uplift for intra-zonal CM in Zone 3 ISO Payments - ISO Receipts = $1500 - $1000 = $500 $200 allocated to SC1 $300 allocated to SC2

Intra-Zonal Congestion Management ISO is to perform Intra-zonal CM after Inter-zonal CM in Day-Ahead and Hour-Ahead markets. Not yet in place. Scheduled for 1/1/99. Currently, ISO is to perform Intra-zonal CM just prior to start of real-time. ISO is currently using Reliability Must Run units for intra-zonal CM. Uses real time market to balance system. Charges units whose schedules are reduced at ex post price. Uplift allocated to TOs.

Topics Overview of CA Markets Inter-zonal Congestion Management Negative Zonal Prices Default Usage Charge Proxies for Inter-SC Trade Adjustment Bids Firm Transmission Rights (FTRs) Intra-zonal Congestion Management Ancillary Services & Regulation

Ancillary Services & Regulation Ancillary Service Markets Bids Auction Regulation Real-Time Market

Questions Addressed How regulation capacity is compensated. How the energy price in a regulation bid is used. How one is compensated for providing regulation energy. Can one protect oneself from having one's regulation decremented and paying a high imbalance price? Can one protect oneself from having one's regulation incremented and being paid a low imbalance price?

Ancillary Services Data Requirements (for Spinning, Non-Spinning & Replacement Reserves): Capacity $/MW reservation price Ramp Rate (MWh/minute) Operating Limits (upper, lower) Energy price curve

Ancillary Services Additional Required Data Elements for Regulation Bid: Range up Upper limit to which the unit will permit the ISO to dispatch the unit above schedule for regulation purposes Range down Lower limit to which the unit will permit the ISO to dispatch the unit below schedule for regulation purposes

Ancillary Services Example: Schedule = 100 MWh Unit Capacity = 300 MW The most that the unit can bid to meet ISO reserve requirements is 200 MW Unit Capacity - Schedule Most that the unit could bid to provide regulation: Range Up = 200 Range Down = 100.

Ancillary Services The ISO pays for the entire regulation range that a unit provides: Range Up + Range Down Suppose that you want to bid the following to the ISO for regulation: Range Up = 60 Range Down = 40 If the ISO selected the unit's entire regulation bid, the ISO would pay for: 60 + 40 = 100 MW of Regulation Capacity

Ancillary Services The AS auctions are held in the order: Regulation Spinning Non-Spinning Replacement You can bid the same capacity to supply each type of service.

Ancillary Services Suppose you bid the following: Type Bid Quantity Reg Up 50 MW Reg Down 50 MW Spinning 100 MW Non-Spinning 100 MW Replacement 100 MW The ISO treats the regulation bid as a bid to supply 100 MW of capacity for regulation

Ancillary Services Type Original Cap Won Cap Remain Bid to AS for AS Regulation 100 MW 50 MW Spinning 100 MW 50 MW Non-Spinning 100 MW 50 MW Replacement 100 MW 50 MW

Ancillary Services Type Original Cap Won Cap Remain Bid to AS for AS Regulation 100 MW 50 MW Spinning 100 MW 30 MW Non-Spinning 100 MW 20 MW Replacement 100 MW 20 MW

Ancillary Services The ISO uses the Regulation Range (range up + range down) as the quantity in the Regulation auction. As a result, more is subtracted from the quantities available for the other service types than should be The range down can't be used for Spinning, Non- Spinning, or Replacement reserves.

Ancillary Services Example: Schedule = 100 Unit capacity = 160 Range up = 30 and Range down = 30 In this case, the regulation range is: 30 + 30 = 60.

Ancillary Services Suppose you bid the following: Type Bid Quantity Reg Up 30 MW Reg Down 30 MW Spinning 60 MW Non-Spinning 60 MW Replacement 60 MW The ISO treats the regulation bid as a bid to supply 60 MW of capacity for regulation

Ancillary Services Type Original Cap Won Cap Remain Bid to AS for AS Regulation 60 MW 60 MW Spinning 60 MW 0 MW Non-Spinning 60 MW 0 MW Replacement 60 MW 0 MW

Ancillary Services The capacity of the unit is 160 MW. You will have to provide up to 130 MW for your schedule and Regulation commitment. However, there are still 30 MW remaining for Spinning, Non-Spinning, or Replacement reserves. This 30 MW will NOT be considered in the remainder of the AS Auctions. ISO is working to fix.

Regulation ISO stacks regulation bids in terms of increasing capacity price. Energy price given in bid is ignored. ISO selects bids in terms of increasing price until regulation capacity requirement is met. Last bid selected sets market price for regulation capacity. In theory, all winners paid the MCP for capacity provided. However, FERC sets price cap on many units.

Regulation

- Bid energy price does not affect payments to unit.
  - Energy price is sent to ISO's EMS.
    - Used in AGC.
- Deviations from schedule in energy production settled at hourly average ex post price.
  - Ex post price set by real time imbalance market.
  - Ex post price not affected by energy price bid for reg.
    - No way to protect against loss.
  - ISO proposing REPA to compensate for risk
    - $(A \times Range\_Up + B \times Range\_Down) * \max\{\$20/MWh, P_{Ex\_Post}\}$
      $0 \leq A \leq 1$ and $0 \leq B \leq 1$

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Real-Time Market Supplemental energy bids and spinning, non- spinning, and replacement reserve AS energy price curves are used in the real-time market. Only supplemental energy bids can provide the ISO with the means to back down generation if expected load does not materialize.

Real-Time Market

Real-Time Market These bids all come from separate markets and, therefore, the curve will not likely be monotonically increasing at the 0 point The ISO "pretends" to clear the market to determine a Market Clearing Price The ISO reduces the prices of decremental bids above the MCP and raises the prices of incremental bids below the MCP

Real-Time Market

Real-Time Market Every 10 minutes ISO: determines the energy imbalance decides what supplemental and AS energy it will call on to meet imbalance sets 10 minute ex post price highest prices incremental energy called lowest priced decremental energy called hourly ex post price is weighted average of 10 minute ex post prices in hour.

Real-Time Market ISO has problems calculating accurate 10 minute ex post prices. Software may select more units than ISO can contact in 10 minute period Due to ramping and delays in instructing dispatch, impact on imbalance may not be apparent in next 10 minute period. ISO may call on yet more units to eliminate imbalance causing it to overshoot. Tends to cause software to set ex post price too high when ISO must call on more energy. Manual corrections made to 10 minute ex post prices.